Performance Commentary | 1st Quarter 2026

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

April 30, 2026

Highlights

Performance Highlights:

●	The HIT returned 0.41% gross and 0.33% net of fees in the first quarter, outperforming the Bloomberg U.S. Aggregate Index* (the “Benchmark”), which returned -0.05%.[1] Higher interest rates were largely offset by tighter asset spreads, resulting in broadly flat returns across investment-grade fixed income.

●	Relative outperformance was driven by the HIT’s overweight to agency multifamily securities, which generated the strongest excess returns among investment-grade sectors, and its underweight to corporate credit, where modest spread widening led to negative excess returns during the quarter.

Portfolio Highlights:

●	As of March 31, 2026, the HIT offered a yield to worst of 4.82%, representing a 24-bps advantage over the Benchmark, while maintaining higher overall credit quality. Approximately 92% of the portfolio was invested in government or agency-backed securities, compared to 72% for the Benchmark.

●	During the quarter, the HIT committed $44.7 million across two impact investment projects. These investments can enhance portfolio yield while supporting affordable housing, union labor, and broader community development outcomes.

Market Highlights:

●	The U.S. Treasury yield curve bear flattened during the quarter, with the 2-year yield rising 32 bps and the 30-year yield increasing 7 bps. The HIT maintained a duration profile near neutral to the Benchmark, limiting sensitivity to rate volatility.

●	The Federal Reserve held its policy rate steady at 3.50%–3.75% at both the January and March FOMC meetings. At the March meeting, Chair Jerome Powell emphasized the need for further progress on inflation before resuming rate cuts, while officials revised their 2026 inflation outlook higher to 2.7%. Market expectations have since shifted to no rate cuts in 2026, primarily

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2026 Q1 Portfolio Commentary

driven by higher inflation expectations stemming from elevated energy prices tied to geopolitical tensions.

●	High-quality fixed income assets remain well positioned, supported by elevated yields and increased demand for stability amid ongoing macroeconomic and geopolitical uncertainty.

1st Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investment-grade fixed income markets generated approximately flat total returns during the first quarter, as higher interest rates were largely offset by tighter asset spreads. The U.S. Treasury curve bear flattened, with front-end rates moving higher while longer-term yields rose more modestly. The Federal Reserve maintained a steady policy stance during the quarter, and market expectations have shifted toward no rate cuts in 2026, reflecting persistent inflation pressures.

For the quarter ended March 31, 2026, the HIT returned 0.41% gross of fees and 0.33% net of fees, compared to a -0.05% return for the Benchmark. The HIT’s relative outperformance was primarily driven by its overweight to agency multifamily securities, which generated the strongest excess returns across investment-grade sectors, as well as its underweight to corporate credit, where spread widening resulted in negative excess returns.

The primary detractor from relative performance was the portfolio’s underweight to agency single-family MBS, as spreads in the sector tightened versus U.S. Treasuries during the quarter, leading to positive excess returns.

Positive contributions to HIT’s 1st Quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s income advantage. The portfolio closed the quarter with an income return of 1.00% compared to the Benchmark’s 0.95%.

2026 Q1 Portfolio Commentary

●	The portfolio’s lack of corporate bond exposure. The portfolio is structurally underweight corporate bonds where the average allocation was 23.9% for the Bloomberg Aggregate over the first quarter of 2026. Corporate bonds were the worst performing sector in the benchmark.

●	The portfolio’s underweight to Treasuries, the second worst performing asset class in the Bloomberg Aggregate. The HIT had an average allocation of 6.8% to Treasuries during the quarter relative to the Benchmark’s 46.0%.

●	Performance by agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries tightened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLCs) tightened by approximately 12, 10, and 9 bps, respectively. The HIT portfolio had an average allocation of 28.9% to fixed-rate single-asset Fannie Mae DUS securities, 12.4% to PLCs, and 6.1% to CLCs during the quarter while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the best performing asset class in the Bloomberg Aggregate for the period. The HIT had a 12.4% allocation compared to 24.0% in the Benchmark on average for the quarter.

Fundamentals March 31, 2026	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
AA or Better	96.1%	77.0%	Current Yield	4.16%	3.98%
			Yield to Worst	4.82%	4.57%
			Option Adjusted Spread	0.60%	0.29%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.93	5.92	Call Protected	77%	76%

Market Overview

Inflation and growth concerns were key drivers of market sentiment during the first quarter, particularly following the escalation of geopolitical tensions in the middle east. U.S. economic growth slowed meaningfully, with real GDP expanding at an annualized rate of 0.5% in the fourth quarter of 2025, down from 4.4% in the third quarter, reflecting softer underlying demand and a drag from reduced government spending amid the prior quarter’s government shutdown.

Inflation trends diverged during the quarter. Core inflation remained relatively stable, ending March at 2.6% annualized, while headline inflation accelerated, including a 0.9% month-over-month or 3.3% annualized increase in March, the largest monthly increase in nearly four years. This divergence was primarily driven by higher energy prices, which increased meaningfully as a result of geopolitical developments, and served as the key contributor to renewed inflationary pressure.

Labor market conditions showed signs of stabilization. The three-month moving average of non-farm payrolls increased by 107,000, reversing the decline observed in the fourth quarter of 2025. The unemployment rate declined to 4.3% in March, while labor force participation edged slightly lower to 61.9%.

Against this backdrop, the Federal Open Market Committee (FOMC) held the federal funds target range unchanged at 3.50%–3.75% in both January and March, pausing its prior easing cycle. Market

2026 Q1 Portfolio Commentary

pricing has shifted meaningfully, with participants now expecting no rate cuts in 2026, primarily driven by elevated energy prices and persistent inflation concerns.

The U.S. housing market remains constrained, with affordability near multi-decade lows due to elevated home prices and mortgage rates at or above 6%. Supply-demand imbalances persist across both single-family and multifamily sectors. Despite these conditions, the HIT continued to advance its investment pipeline, closing the quarter with 38 projects committed or under construction as of March 31, 2026, supporting ongoing portfolio growth and impact objectives.2

Investment Grade Spreads: Multifamily

Agency multifamily securities delivered strong relative performance during the first quarter, with spreads tightening meaningfully versus U.S. Treasuries despite elevated issuance. Robust investor demand and supportive technicals more than offset higher supply, reinforcing multifamily as one of the top-performing sectors within investment-grade fixed income.

●	Spreads on conventional GSE multifamily securities tightened during the quarter, supported in part by policy developments. The current administration called for Fannie Mae and Freddie Mac to expand their retained MBS portfolios by $200 billion, leading investors to price in a significant new source of demand. This announcement contributed to spread tightening across both multifamily and single-family agency MBS.

●	Ginnie Mae permanent construction MBS spreads also tightened over the quarter, largely driven by the broader demand for agency multifamily exposure. Despite this tightening, these securities continue to offer the widest spreads within the agency MBS universe, providing an attractive opportunity to enhance yield while maintaining high credit quality.

●	Agency multifamily issuance increased during the quarter, totaling $43 billion, up from $32 billion in the first quarter of 2025. Full-year issuance reached $154 billion in 2025, compared to $120 billion in 2024 and $115 billion in 2023, though still below the $160 billion peak in 2022.

●	In 2025, Fannie Mae and Freddie Mac each operated under multifamily loan purchase caps of $73 billion, increased from $70 billion in 2024, and both finished the year near those limits. For 2026, the Federal Housing Finance Agency (FHFA) raised the caps to $88 billion per enterprise, supporting continued origination activity.

●	The FHFA continues to emphasize affordability and underserved markets, requiring that at least 50% of multifamily business support affordable housing initiatives, reinforcing the sector’s alignment with the HIT’s mission.

Historical Multifamily Spreads
March 2024 - March 2026
Spreads to 10-Year Treasury in BPS
Percentage
200
150
100
50
0
5.0
4.0
3.0
2.0
1.0
0.0
Mar-24
Sep-24
Mar-25
Sep-25
Mar-26
Ginnie Mae Permanent
Ginnie Mae Construction/Permanent
Fannie Mae Multifamily 10/9.5 DUS
10-year Treas (right axis)

Source: Bloomberg*

2 Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio.

2026 Q1 Portfolio Commentary

Market Data

First Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-0.04%	0	5.82
Agencies	0.22%	5	3.46
Single family Agency MBS (RMBS)	0.40%	16	5.36
Corporates	-0.54%	-49	6.78
Commercial MBS (CMBS)	0.32%	33	3.79
Asset-backed securities (ABS)	0.31%	10	2.80

Change in Treasury Yields*

Maturity	12/31/25	03/31/26	Change
3 Month	3.626%	3.672%	0.045%
6 Month	3.602%	3.689%	0.087%
1 Year	3.470%	3.655%	0.185%
2 Year	3.473%	3.793%	0.320%
3 Year	3.539%	3.816%	0.277%
5 Year	3.725%	3.943%	0.218%
7 Year	3.939%	4.128%	0.189%
10 Year	4.167%	4.317%	0.150%
20 Year	4.793%	4.911%	0.118%
30 Year	4.844%	4.910%	0.066%

Yield Curve (%)
5.00
4.75
4.50
4.25
4.00
3.75
3.50
3.25
2
5
7
10
30
3.88
3.95
4.07
4.21
4.57
3.47
3.73
3.94
4.17
4.84
3.79
3.94
4.13
4.32
4.91
3/31/2025
12/31/2025
3/31/2026

Source: Bloomberg*

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2026 Q1 Portfolio Commentary

Portfolio Data as of March 31, 2026

Net Assets	$7,424.82 million
Portfolio Effective Duration	5.93 years	Convexity	0.203
Portfolio Average Coupon	3.96%	Maturity	10.54
Portfolio Yield to Worst[3]	4.82%	Portfolio Current Yield[3]	4.16%
Number of Holdings	875	Average Price[4]	95.99

Sector Allocations: 5

Multifamily MBS	76.40%	CMBS – Agency Multifamily^	72.68%
Agency Single-Family MBS	12.52%	Agency Single-Family MBS	12.52%
US Treasury	6.88%	US Treasury Notes/Bonds	6.88%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	2.05%
Multifamily Direct Const. Loans	3.91%	State Housing Construction Bonds	1.67%
Cash & Short-Term Securities	0.28%	Direct Construction Loans	3.91%
		Cash & Short-Term Securities	0.28%
		^ Includes multifamily MBS (66.26%) and MF Construction MBS (6.43%)

Quality Distribution: [5]		Geographical Distribution
US Government or Agency	92.09%	of Long-Term Portfolio:[6]
AAA	0.90%	East	19.36%
AA	2.82%	Midwest	21.89%
A	0.00%	South	11.37%
Not Rated	3.91%	West	12.90%
Cash	0.28%	National Mortgage Pools	34.48%

Portfolio Duration Distribution, by Percentage in Each Category: [5]				Maturity Distribution based on average life:
Cash	0.28%	5-5.99 years	11.27%	0 – 1 year	3.33%
0-0.99 years	9.45%	6-6.99 years	12.91%	1 – 2.99 years	13.19%
1-1.99 years	6.68%	7-7.99 years	8.66%	3 – 4.99 years	20.05%
2-2.99 years	9.68%	8-8.99 years	5.62%	5 – 6.99 years	21.03%
3-3.99 years	12.44%	9-9.99 years	0.72%	7 – 9.99 years	27.05%
4-4.99 years	10.29%	Over 10 years	11.99%	10 – 19.99 years	10.63%
				Greater than 20 years	4.71%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

4 Portfolio market value weighted by current face.

5 Based on total investments and including unfunded commitments but does not include U.S. Treasury futures contracts. Portfolio holdings are subject to change.

6 Excludes cash and short-term equivalents, US Treasury and Agency securities.